Exhibit 10.2

PLEDGE AGREEMENT

This Pledge Agreement dated as of April 25, 2014 (this “Agreement”) is between ForceField Energy Inc., a Nevada corporation (“Pledgor”), and the Seller Representative (the “Secured Party”).

Recitals

A. This Agreement is issuable pursuant to the terms of that certain Stock Purchase Agreement, dated as of an even date herewith (the “Purchase Agreement”), by and among between Pledgor, the Company, the Sellers and the Seller Representative. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement.

B. As additional security for the Notes, Sellers have required Pledgor to secure its obligations under the Notes by pledging all of the outstanding shares of the capital stock of the Company, as further set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           Collateral.

(a)           Pledgor hereby grants, assigns and pledges to the Secured Party a security interest in and to all of such Pledgor’s right, title and interest in and to the following (the “Collateral”): (i) all of the Company’s capital stock (the “Stock”); (ii) all cash and other distributions, interests, profits, redemptions, warrants, subscription rights, options, substitutions, exchanges and other distributions now or hereafter distributed by the Company in respect of or otherwise in connection with the Stock or that may hereafter be delivered to the possession of Pledgor or the Secured Party in respect of or otherwise in connection with the Stock; (iii) Pledgor’s records with respect to the foregoing; and (iv) the proceeds of all of the foregoing.

(b)           This Agreement secures the payment and performance of the Notes (as any of the foregoing may be amended, modified or supplemented from time to time) and of all obligations of Pledgor to the Secured Party now or hereafter existing under this Agreement, whether for principal, interest, costs, expenses, indemnities or otherwise (all of such obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute the Secured Obligations and would be owed by Pledgor under this Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor.

(c)           Pledgor shall deliver to the Secured Party all certificates (if any) representing the Stock together with instruments of assignment endorsed in blank, and other instruments, documents and agreements as may be reasonably deem necessary to perfect any security interest granted or required to be granted under this Agreement promptly after Pledgor’s receipt thereof.

(d)           Payment to the Sellers under the Notes shall be made in proportion to the principal and accrued interest then outstanding on any such date of payment to each, until such obligations are paid or retired in full.

(e)           Upon the occurrence of any Event of Default, as defined herein, and if the Secured Party proceeds to exercise any rights with respect to the Collateral, the Secured Party shall share the Collateral and the proceeds of such Collateral ratably amongst the Sellers, without priority of one over the other.

2.           Release Upon Termination and Payment of All Indebtedness.  Upon payment in full of all indebtedness and the satisfaction of all of the Secured Obligations, the Secured Party shall release the security interest in the Collateral, return the Stock in his possession to the Pledgor and file any necessary termination statement with respect to all financing statements covering the Collateral, all at Pledgor’s expense.

3.           Representations and Warranties.  Pledgor represents and warrants that:

3.1           Organization, Existence and Good Standing.  Pledgor is a corporation duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada.

3.2           Power and Authority; Authorization.  Pledgor has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Pledgor of this Agreement and the consummation by Pledgor of the transactions contemplated hereby (a) have been authorized by all necessary action on the part of Pledgor and (b) do not (i) violate Pledgor’s certificate of incorporation or bylaws, or (ii) violate any Law, except in the case of clause (ii) for such violations and defaults that, individually or in the aggregate, are not reasonably likely to have a material adverse effect on the ability of Pledgor to perform its obligations hereunder.  This Agreement has been duly executed and delivered by Pledgor.  This Agreement constitutes, the legal, valid and binding obligation of Pledgor, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar legal requirement relating to or affecting creditors’ rights generally and except as such enforceability is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

3.3           The Stock.   Pledgor is the record and beneficial owner of the Stock, which constitute all of the issued and outstanding capital stock of the Company.  The Stock has been duly authorized and validly issued, and is fully-paid and non-assessable, free and clear of any and all Liens.

3.5           Security Interest.  The security interest granted by Pledgor to the Secured Party in the Collateral  constitutes a valid first priority Lien and security interest in the Collateral.

4.           Covenants.  Pledgor covenants that:

4.1           Notice of Actions.  Pledgor shall promptly give written notice to the Secured Party of the institution of any action involving any part of the Collateral, or any of the transactions contemplated by this Agreement.

4.2           Defense of Claims and Demands.  Pledgor shall defend and enforce its right, title and interest in and to the Stock against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

4.3           No Transfer.  Pledgor shall not sell, assign or otherwise transfer its interest in or to the Collateral under any circumstance.

5.           Events of Default; Rights and Remedies on Default.

5.1           Event of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” under the terms of this Agreement:

(a)           Pledgor shall fail or neglect to perform or observe any other term, covenant, warranty or representation contained in this Agreement that is required to be performed or observed by Pledgor and the same, if capable of being cured, is not cured within 30 days after the giving of notice by the Secured Party to Pledgor of such failure;

 (b)           An “Event of Default” under (and as defined in) or a default under the Security Agreement, the Notes or any other now existing or future instruments evidencing indebtedness of Pledgor or any of its subsidiaries shall occur.

5.2	Remedies.

(a)           If an Event of Default shall have occurred and be continuing, the Secured Party may at its option:

(i)           without presentment, demand, notice, protest or legal process of any kind, declare all of the Secured Obligations immediately due and payable;

(ii)           immediately exercise all enforcement and other ownership rights pertaining to any or all of the Collateral as though the Secured Party was the outright owner of such Collateral;

(iii)           sell, assign and deliver the whole or, from time to time, any part of the Collateral at any private sale or at public auction, in accordance with the Nevada Uniform Commercial Code; and

(iv)           exercise any other remedy specifically granted under this Agreement, the Security Agreement, the Notes or any other Transaction Document now or hereafter existing in equity, at law, by virtue of statute, whether as a secured party in possession of collateral or otherwise.

(b)           At any sale made pursuant to Section 5.2(a), each Seller may bid for and purchase any part of or all of the Collateral that is offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party by Pledgor as a credit against the purchase price.

(c)           The Secured Party shall apply the proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by such Secured Party under the provisions of this Agreement, after deducting all reasonable costs and expenses of collection, sale and delivery incurred by such Secured Party in connection with such sale, towards the payment of the Secured Obligations.  After full and final payment to the Sellers in cash of all such Secured Obligations, the Secured Party shall remit any surplus to Pledgor.

(d)           Unless and until there occurs an Event of Default under this Agreement, Pledgor shall have the right to vote all of the Stock and be entitled to receive any distributions thereon.

5.3           Notice.  Any notice required to be given by the Secured Party of a sale, lease, other disposition of the Collateral or any other intended action by the Secured Party, may be given in any manner provided for delivery of notices in this Agreement, five days prior to such proposed action, and, if so given, shall constitute commercially reasonable and fair notice thereof to Pledgor.

5.4           Costs.  Pledgor shall pay all out-of-pocket fees and expenses reasonably incurred by the Secured Party in connection with the enforcement of such Secured Party’s rights hereunder.

6.           Power of Attorney.  Pledgor authorizes each Secured Party and does hereby make, constitute and appoint such Secured Party, with full power of substitution, as Pledgor’s true and lawful attorney-in-fact, with power, in its own name upon the occurrence and continuation of an Event of Default:  (a) to pay or discharge any taxes or other Liens at any time levied or placed on or threatened against the Collateral; and (b) generally, to do, at Secured Party’s option and at Pledgor’s expense, all acts and things that Secured Party deems reasonably necessary and with notice to Pledgor to protect, preserve and realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, the Security Agreement and the Notes.  This power of attorney is coupled with an interest and shall be irrevocable.

7.           Risk of Loss.  It is understood and agreed that the risk of loss for any damage to  destruction to or loss of the Collateral is the sole responsibility of Pledgor and any such damage, destruction or loss shall in no way relieve Pledgor of its obligations under this Agreement.

8.           Miscellaneous.

8.1           No Set-Off, Etc.  All payments under this Agreement and the other Transaction Documents shall be made by Pledgor to the obligee thereof without defense, set-off or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority.  In addition, Pledgor shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Transaction Documents, and on all payments to be made by Pledgor hereunder and thereunder (other than the income taxes payable by the payees under the Notes) and all taxes payable in connection with or related to the Collateral.

8.2           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties.  Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 8.2, provided that receipt of copies of such counterparts is confirmed.

8.3           Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that (i) Pledgor may not assign its rights or delegate its obligations, in whole or in part, under this Agreement without the prior written consent of the Secured Party; and (ii) Pledgor acknowledges and agrees that in connection with an assignment of, or grant of a participation in, all or a portion of its obligations under this Agreement the Secured Party may assign, or grant participations in, all or a portion of its rights and obligations hereunder.  Upon any assignment of a Sellers’ rights hereunder, such assignee shall have, to the extent of such assignment, all rights of a Seller hereunder.

8.4           Headings.  The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

8.5           Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto.  Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

8.6	Interpretation; Absence of Presumption.

(a)           For the purposes hereof:  (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof”, “herein”, and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph, and Schedule references are to the Sections, paragraphs, and Schedule in this Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”, unless the context otherwise requires or unless otherwise specified; (iv) the word “or” shall not be exclusive; and (v) except to the extent this Agreement expressly provides otherwise, any reference to a Contract means such Contract as in effect on the date of this Agreement.

(b)           With regard to each and every term and condition of this Agreement and each of the other Transaction Documents, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any other Transaction Document, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any of the other Transaction Documents.

8.7           Severability.  Any provision hereof that is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof, provided, however, that the parties will attempt in good faith to reform this Agreement in a manner consistent with the intent of any such ineffective provision for the purpose of carrying out such intent.

IN WITNESS WHEREOF, the parties have executed and delivered this Pledge Agreement as of the date first written above.

PLEDGOR:

FORCEFIELD ENERGY INC.

By:
     Name:
     Title:

SECURED PARTY:

By:
Name:
Title:

S-1

SCHEDULE A

SCHEDULE OF SELLERS

Secured Party	Principal amount of Note

S-2